Net Income Per Limited Partner Unit (Tables)	12 Months Ended
Dec. 31, 2012
Net Income Per Limited Partner Unit
Schedule of calculation of net income (loss) per limited partner unit

The following sets forth the calculation of net income per limited partner unit for the following periods (in thousands, except per unit amounts):

	Year Ended	November 16 to
	December 31, 2012	December 31, 2011
Net income	$6,787	$15,125
Net income attributable to predecessor operations	(6,790)	(2,975)
Net income (loss) available to unitholders	(3)	12,150
Less: General partner’s approximate 0.1% interest in net income (loss)	—	(12)
Limited partners’ interest in net income (loss)	$(3)	$12,138

Weighted average limited partner units outstanding:
Common units	15,705	15,698
Subordinated units	6,720	6,720
Total	22,425	22,418

Net income (loss) per limited partner unit (basic and diluted)	$(0.00)	$0.54